UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 16, 2013

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14332	65-0385686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 East Yamato Road, Suite 2199, Boca Raton, Florida	33431
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code	(561) 998-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders of Hollywood Media Corp. (“Hollywood Media”) was held on December 16, 2013 (the “Annual Meeting”).

At the Annual Meeting, the following matters were submitted to a vote of the holders of Hollywood Media’s common stock:

1.	a proposal to elect five directors nominated by Hollywood Media’s Board of Directors;

2.	a proposal to ratify the selection of Marcum LLP as Hollywood Media’s independent registered public accounting firm for the year ending December 31, 2013;

3.	a non-binding advisory vote on the compensation of Hollywood Media’s named executive officers as disclosed in the proxy statement for the Annual Meeting; and

4.	a non-binding advisory vote on the frequency of holding future advisory votes on the compensation of Hollywood Media’s named executive officers.

The final voting results were as follows:

Vote On Election of Directors

All of the following nominees were elected as directors, each to hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified, with the following voting results:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mitchell Rubenstein	12,785,630	26,440	6,215,409
Laurie S. Silvers	12,767,241	44,829	6,215,409
Harry T. Hoffman	12,581,464	230,606	6,215,409
Robert D. Epstein	12,785,697	26,373	6,215,409
Stephen Gans	12,807,595	4,475	6,215,409

Vote on Ratification of Public Accounting Firm

The proposal to ratify the selection of Marcum LLP as Hollywood Media’s independent registered public accounting firm for the year ending December 31, 2013 was approved by the following voting results:

Votes
For	18,994,263
Against	26,283
Abstain	6,933
Broker Non-Votes	-

Non-Binding Advisory Vote on Executive Compensation

Hollywood Media’s shareholders have approved, on a non-binding advisory basis, the compensation of Hollywood Media’s named executive officers as disclosed in the proxy statement for the Annual Meeting pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion contained in the proxy statement for the Annual Meeting, by the following voting results:

Votes
For	12,352,423
Against	459,347
Abstain	300
Broker Non-Votes	6,215,409

Non-Binding Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

Hollywood Media’s shareholders have recommended, on a non-binding advisory basis, that future advisory votes on the compensation of Hollywood Media’s named executive officers be held every three years by the following voting results:

Votes
Every 1 Year	6,053,177
Every 2 Years	7,740
Every 3 Years	6,636,545
Abstain	114,608
Broker Non-Votes	6,215,409

Hollywood Media has considered the voting results on the non-binding advisory vote on the frequency of holding future advisory votes on the compensation of Hollywood Media’s named executive officers, and, in view of the voting results and other factors taken into consideration, Hollywood Media has decided that it will hold an advisory vote on the compensation of Hollywood Media’s named executive officers every three years until the next required shareholder advisory vote on the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

Date: December 17, 2013
	By:	/s/ Tammy G. Hedge
		Name:	Tammy G. Hedge
		Title:	Chief Financial Officer and
Chief Accounting Officer